Exhibit 10.2

COMMITMENT INCREASE SUPPLEMENT

                    COMMITMENT INCREASE SUPPLEMENT (this “Supplement”), dated as of August 26, 2005 (the “Increased Amount Date”), to the Credit Agreement dated as of October 29, 2004 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Dresser-Rand Group Inc., a Delaware corporation (the “Domestic Borrower”), the Foreign Borrowers party thereto from time to time (together with the Domestic Borrower, the “Borrowers”), the Lenders party thereto, Citicorp North America, Inc. as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders, Morgan Stanley Senior Funding, Inc. (“MS”) and UBS Securities LLC (“UBS”), each as co-syndication agent, Citigroup Global Markets Inc., MS and UBS, as joint lead arrangers and joint book managers and Natexis Banques Populaires and Bear Stearns Corporate Lending Inc., as co-documentation agents. Terms defined in the Credit Agreement are used herein with the same meanings.

W I T N E S S E T H :

                    WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Borrowers have the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Revolving Facility Commitments under the Credit Agreement by requesting that the Lenders increase the amount of their Revolving Facility Commitments;

                    WHEREAS, the Domestic Borrower has given notice to the Administrative Agent of its intention to increase the aggregate Revolving Facility Commitments pursuant to such Section 2.21; and

                    WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the undersigned Revolving Facility Lender now desires to increase the amount of its Revolving Facility Commitment under the Credit Agreement by executing and delivering this Supplement to the Administrative Agent;

                    NOW THEREFORE, each of the parties hereto hereby agrees as follows:

          The undersigned Revolving Facility Lender agrees, subject to the terms and conditions of the Credit Agreement, that as of the Increased Amount Date, that it shall increase its Revolving Facility Commitment by U.S.$25,000,000 to an aggregate amount equal to U.S.$63,333,333.

The Domestic Borrower hereby represents and warrants that no Default or Event of Default exists as of the Increased Amount Date before or after giving effect to the New Revolving Facility Commitments.

This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

          This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[Remainder of this page intentionally left blank]

                    IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

CITICORP NORTH AMERICA INC.

By:	/s/ Christopher M.Hartzell

Name:	Christopher M.Hartzell
Title:	Vice President
388 Greenwich St./23rd Fl.
New York, NY 10013

Agreed:

DRESSER RAND GROUP INC., as Domestic Borrower

By:	/s/ Stephen A. Riordan

Name:	Stephen A. Riordan
Title:	V.P. Finance

Acknowledged and accepted:

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ Christopher M. Hartzell

Name:	Christopher M. Hartzell
Title:	Vice President
388 Greenwich St./23rd Fl.
New York,. NY 10013

COMMITMENT INCREASE SUPPLEMENT

                    COMMITMENT INCREASE SUPPLEMENT (this “Supplement”), dated as of August 26, 2005 (the “Increased Amount Date”), to the Credit Agreement dated as of October 29, 2004 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Dresser-Rand Group Inc., a Delaware corporation (the “Domestic Borrower”), the Foreign Borrowers party thereto from time to time (together with the Domestic Borrower, the “Borrowers”), the Lenders party thereto, Citicorp North America, Inc. as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders, Morgan Stanley Senior Funding, Inc. (“MS”) and UBS Securities LLC (“UBS”), each as co-syndication agent, Citigroup Global Markets Inc., MS and UBS, as joint lead arrangers and joint book managers and Natexis Banques Populaires and Bear Stearns Corporate Lending Inc., as co-documentation agents. Terms defined in the Credit Agreement are used herein with the same meanings.

W I T N E S S E T H :

                    WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Borrowers have the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Revolving Facility Commitments under the Credit Agreement by requesting that the Lenders increase the amount of their Revolving Facility Commitments;

                    WHEREAS, the Domestic Borrower has given notice to the Administrative Agent of its intention to increase the aggregate Revolving Facility Commitments pursuant to such Section 2.21; and

                    WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the undersigned Revolving Facility Lender now desires to increase the amount of its Revolving Facility Commitment under the Credit Agreement by executing and delivering this Supplement to the Administrative Agent;

                    NOW THEREFORE, each of the parties hereto hereby agrees as follows:

          The undersigned Revolving Facility Lender agrees, subject to the terms and conditions of the Credit Agreement, that as of the Increased Amount Date, that it shall increase its Revolving Facility Commitment by U.S.$25,000,000 to an aggregate amount equal to U.S.$63,333,333.

The Domestic Borrower hereby represents and warrants that no Default or Event of Default exists as of the Increased Amount Date before or after giving effect to the New Revolving Facility Commitments.

This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

          This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[Remainder of this page intentionally left blank]

                    IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Eugene F. Martin

Name:	Eugene F. Martin
Title:	Vice President
Morgan Stanley Senior Funding, Inc.

Agreed:

DRESSER RAND GROUP INC., as Domestic Borrower

By:	/s/ Stephen A. Riordan

Name:	Stephen A. Riordan
Title:	V.P. Finance

Acknowledged and accepted:

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ Christopher M. Hartzell

Name:	Christopher M. Hartzell
Title	Vice President
388 Greenwich St./23rd Fl.
New York, NY 10013